A Premier Delaware Basin Independent AUGUST 21, 2023 Exhibit 99.2

Important Information No Offer or Solicitation This communication relates to a proposed business combination transaction (the “Transaction”) between Earthstone and Permian. This communication is for informational purposes only and does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, in any jurisdiction, pursuant to the Transaction or otherwise, nor shall there be any sale, issuance, exchange or transfer of the securities referred to in this document in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. Important Additional Information In connection with the Transaction, Permian will file with the U.S. Securities and Exchange Commission (“SEC”) a registration statement on Form S-4, that will include a joint proxy statement of Earthstone and Permian and a prospectus of Permian. The Transaction will be submitted to Earthstone’s stockholders and Permian’s stockholders for their consideration. Earthstone and Permian may also file other documents with the SEC regarding the Transaction. The definitive joint proxy statement/prospectus will be sent to the stockholders of Permian and Earthstone. This document is not a substitute for the registration statement and joint proxy statement/prospectus that will be filed with the SEC or any other documents that Permian or Earthstone may file with the SEC or send to stockholders of Permian or Earthstone in connection with the Transaction. INVESTORS AND SECURITY HOLDERS OF EARTHSTONE AND PERMIAN ARE URGED TO READ THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE TRANSACTION WHEN IT BECOMES AVAILABLE AND ALL OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION AND RELATED MATTERS. Investors and security holders will be able to obtain free copies of the registration statement and the joint proxy statement/prospectus (when available) and all other documents filed or that will be filed with the SEC by Permian or Earthstone through the website maintained by the SEC at http://www.sec.gov. Copies of documents filed with the SEC by Earthstone will be made available free of charge on Earthstone’s website at https://www.earthstoneenergy.com, under the “Investors” tab, or by directing a request to Investor Relations, Earthstone Energy, Inc., 1400 Woodloch Forest Drive, Suite 300, The Woodlands, TX 77380, Tel. No. (281) 298-4246. Copies of documents filed with the SEC by Permian will be made available free of charge on Permian’s website at https://www.permianres.com under the “Investor Relations” tab or by directing a request to Investor Relations, Permian Resources Corporation, 300 N. Marienfeld St., Ste. 1000, Midland, TX 79701, Tel. No. (432) 695-4222. Participants in the Solicitation Permian, Earthstone and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect to the Transaction. Information regarding Earthstone’s directors and executive officers is contained in the proxy statement for Earthstone’s 2023 Annual Meeting of Stockholders filed with the SEC on April 27, 2023, and certain of its Current Reports on Form 8-K. You can obtain a free copy of this document at the SEC’s website at http://www.sec.gov or by accessing Earthstone’s website at https://www.earthstoneenergy.com. Information regarding Permian’s executive officers and directors is contained in the proxy statement for the Permian’s 2023 Annual Meeting of Stockholders filed with the SEC on April 11, 2023 and certain of its Current Reports on Form 8-K. You can obtain a free copy of this document at the SEC’s website at www.sec.gov or by accessing the Permian’s website at https://www.permianres.com. Investors may obtain additional information regarding the interests of those persons and other persons who may be deemed participants in the Transaction by reading the joint proxy statement/prospectus regarding the Transaction when it becomes available. You may obtain free copies of this document as described above. Forward-Looking Statements and Cautionary Statements The foregoing contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical fact, included in this communication that address activities, events or developments that Permian or Earthstone expects, believes or anticipates will or may occur in the future are forward-looking statements. Words such as “estimate,” “project,” “predict,” “believe,” “expect,” “anticipate,” “potential,” “create,” “intend,” “could,” “may,” “foresee,” “plan,” “will,” “guidance,” “look,” “outlook,” “goal,” “future,” “assume,” “forecast,” “build,” “focus,” “work,” “continue” or the negative of such terms or other variations thereof and words and terms of similar substance used in connection with any discussion of future plans, actions, or events identify forward-looking statements. However, the absence of these words does not mean that the statements are not forward-looking. These forward-looking statements include, but are not limited to, statements regarding the Transaction, pro forma descriptions of the combined company and its operations, integration and transition plans, synergies, opportunities and anticipated future performance. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements included in this communication. These include the expected timing and likelihood of completion of the Transaction, including the timing, receipt and terms and conditions of any required governmental and regulatory approvals of the Transaction that could reduce anticipated benefits or cause the parties to abandon the Transaction, the ability to successfully integrate the businesses, the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement, the possibility that stockholders of Permian may not approve the issuance of new shares of common stock in the Transaction or that stockholders of Earthstone may not approve the merger agreement, the risk that the parties may not be able to satisfy the conditions to the Transaction in a timely manner or at all, risks related to disruption of management time from ongoing business operations due to the Transaction, the risk that any announcements relating to the Transaction could have adverse effects on the market price of Permian’s common stock or Earthstone’s common stock, the risk that the Transaction and its announcement could have an adverse effect on the ability of Permian and Earthstone to retain customers and retain and hire key personnel and maintain relationships with their suppliers and customers and on their operating results and businesses generally, the risk the pending Transaction could distract management of both entities and they will incur substantial costs, the risk that problems may arise in successfully integrating the businesses of the companies, which may result in the combined company not operating as effectively and efficiently as expected, the risk that the combined company may be unable to achieve synergies or it may take longer than expected to achieve those synergies and other important factors that could cause actual results to differ materially from those projected. All such factors are difficult to predict and are beyond Permian’s or Earthstone’s control, including those detailed in Permian’s annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K that are available on its website at https://www.permianres.com and on the SEC’s website at http://www.sec.gov, and those detailed in Earthstone’s annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K that are available on Earthstone’s website at https://www.earthstoneenergy.com and on the SEC’s website at http://www.sec.gov. All forward-looking statements are based on assumptions that Permian or Earthstone believe to be reasonable but that may not prove to be accurate. Any forward-looking statement speaks only as of the date on which such statement is made, and Permian and Earthstone undertake no obligation to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by applicable law. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof. Use of Non-GAAP Financial Measures This presentation includes non-GAAP financial measures, such as free cash flow, adjusted free cash flow, and net debt-to-LQA EBITDAX (or “leverage”). Please refer to the Appendix for a reconciliation of free cash flow and adjusted free cash flow to net cash provided by operating activities, the most comparable GAAP measure. We believe free cash flow and adjusted free cash flow are useful indicators of the Company’s ability to internally fund its exploration and development activities and to service or incur additional debt, without regard to the timing of settlement of either operating assets and liabilities or accounts payable related to capital expenditures. The Company believes that these measures, as so adjusted, present meaningful indicators of the Company’s actual sources and uses of capital associated with its operations conducted during the applicable period. Our computations of free cash flow and adjusted free cash flow may not be comparable to other similarly titled measures of other companies. Free cash flow and adjusted free cash flow should not be considered as alternatives to, or more meaningful than, cash provided by operating activities as determined in accordance with GAAP or as indicator of our operating performance or liquidity. Additionally, the Company does not provide guidance on the items used to reconcile between forecasted net debt-to-LQA EBITDAX to forecasted long-term debt, net, or forecasted net income due to the uncertainty regarding timing and estimates of certain items. Therefore, we cannot reconcile forecasted leverage to long-term debt, net, or net income without unreasonable effort.

Complementary Core Northern Delaware Positions Adds significant core inventory that immediately competes for capital Enhances Position as Premier Delaware Basin Independent Combined business has >400,000 Permian net acres and ~300 MBoe/d1 Transaction Highlights 245 / 126 / 42 119 / 120 / 123 295 / 192 / 0 New Mexico Texas P P Pro forma net acres and net production. Reflects PR Q2 2023 net production with the midpoint of Earthstone’s Q4 2023 guidance which includes the Novo acquisition that closed on August 15, 2023. PR plans to increase its quarterly base dividend by 20% to $0.06 per share beginning with its first quarter 2024 dividend. Net debt-to-LQA EBITDAX, also referred to as “leverage" in this presentation, is a non-GAAP financial measure. Reflects average annual accretion and includes expected synergies. Upton Reagan Irion Sterling Glasscock Midland Martin Howard Mitchell Midland Basin Eddy Lea Culberson Reeves Pecos Ward Winkler Loving Permian Resources Earthstone Near and Long-Term Accretion on All Relevant Metrics Highly accretive to CFPS, FCFPS, NAV and return of capital Accelerates Return of Capital Program Enhances free cash flow generation and supports a 20% increase in base dividend2 Strong Pro Forma Balance Sheet All-stock transaction strengthens credit profile, expected leverage of <1.0x3 at closing Creates Value through Synergies and Economies of Scale Targeting ~$175 MM of annual synergies with potential to drive additional synergies Expected Free Cash Flow per Share Accretion4 P P P P Delaware Basin

Transaction Overview

Acquisition Overview	• ~223,000 Permian net acres – ~56,000 net acres in the Delaware Basin – ~167,000 net acres in the Midland Basin • Total net production of ~133 MBoe/d (~41% oil)[1]
Transaction Summary	• Transaction Value: ~$4.5 Bn[2] • All stock consideration: 1.446 shares of Permian Resources per share of Earthstone – Represents an ~8% premium to the exchange ratio based on 20-day VWAP as of August 18, 2023 • Pro forma combined enterprise value of $14 Bn and market capitalization of $10 Bn[2] • Pro forma ownership of 73% Permian Resources and 27% Earthstone[3] • Headquarters to remain in Midland, with Permian Resources' executive management team leading the combined company • Upon closing, the Permian Resources Board of Directors will be expanded to consist of eleven directors, including the addition of two representatives from Earthstone
Approvals & Timing	• Unanimously approved by the Permian Resources and Earthstone Boards of Directors • Subject to approval by both Earthstone and Permian Resources shareholders • Shareholders representing 49% of PR shares and 48% of ESTE shares entering into Voting Support Agreement • Transaction is expected to close before year-end, subject to customary closing conditions and regulatory approvals

(1) Reflects the midpoint of Earthstone's Q4 2023 guidance which includes the Novo acquisition that closed on August 15, 2023.
(2) Assumes an Earthstone equity value of $2.7 Bn as of 8/18/2023 and the assumption of $1.8 Bn in net indebtedness as of 6/30/2023 pro forma for the acquisition of Novo.
(3) Based on fully diluted shares outstanding.

4

63 / 80 / 72 245 / 126 / 42 119 / 120 / 123 188 / 192 / 190 233 / 204 / 183 202 / 202 / 203 295 / 192 / 0 236 / 220 / 172 Earthstone Acquisition Meets and Exceeds All Investment Criteria Purchased at near PDP value, while adding high-quality inventory Attractive valuation relative to recent private transactions and public Permian multiples Disciplined acquisition strategy Accretive to key metrics Add high-quality inventory Drive shareholder value P Accretive to all key metrics before synergies, including: Cash flow per share Free cash flow per share NAV per share Annual estimated synergies of ~$175 MM Incremental free cash flow and 20% increase to base dividend ($0.06/share) accelerates returns to shareholders1 P P P Adds significant core inventory in the Northern Delaware Basin, which immediately competes for capital Provides platform for further acreage additions through grassroots leasing and acreage trades Protect the balance sheet All stock transaction enhances credit profile Expected leverage at closing of <1.0x  Pro forma company has >$1.0 Bn of liquidity P PR plans to increase its quarterly base dividend by 20% to $0.06 per share beginning with its first quarter 2024 dividend.

Disciplined Acquisition Strategy Has Led to Enhanced Shareholder Value

During the past twelve months, Permian Resources has evaluated ~70 transactions, totaling >$20 Bn in value. The Earthstone acquisition checks all the boxes of our disciplined acquisition strategy and is expected to drive significant value for shareholders.

Strategic Landscape *(Last Twelve Months)*	Near-term Accretion	Long-term Accretion	Inventory Quality	Expected Return (IRR)	Scale	Commentary
Grassroots / Bolt-On Acquisitions (<$200 MM)	✓	✓	✓	✓	✗	• Successfully executing on the ground game and envision continued opportunity • Significant opportunity to optimize ESTE's existing position through acreage swaps and trades
Recent Private Acquisitions ($500 MM – $5 Bn)	✓	–	–	–	–	• Recent private company deals have transacted at valuations higher than PR's criteria • PR is focused on long-term accretion, inventory quality and all-in return
EARTHSTONE Energy, Inc.	✓	✓	✓	✓	✓	• Material near and long-term accretion to all key financial metrics • Significant core Northern Delaware inventory that immediately competes for capital • Accelerates scale benefits such as lower cost structure, reduced cost of capital and higher multiple

6

Earthstone – High Quality Northern Delaware E&P Undervalued by the Market

1. ESTE's market valuation does not fully reflect the high-quality Northern Delaware Basin inventory and its strong go-forward plan
2. Provides compelling opportunity to add high-quality assets with top tier inventory at a compelling valuation
3. ESTE's Northern Delaware Basin position characterized by high-quality, stacked pay reservoirs with undeveloped fairways, delivering historical well results above the Delaware Basin average

1 EV / 2024E EBITDAX[1]

Undervalued vs. Peers



2.9x
3.3x
3.4x
4.0x
4.3x
5.0x
5.5x
ESTE
CPE
SM
PR
MTDR
MGY
FANG

2 Proved Developed PV-10 vs. TEV[2] ($Bn)

Below PD PV-10 Value



Transaction Value
Market TEV
$4.6
$4.5
$4.2
ESTE PD PV-10
ESTE Enterprise Value

3 *Earthstone's Core Northern Delaware Position Immediately Competes for Capital*

Earthstone – Northern Delaware Normalized Oil Production[3]

ESTE Northern Delaware Wells Placed on Production from Q1'21 – Q2'23



Earthstone's well productivity is ~5% higher than the Delaware Basin average
Normalized Oil per Well (MBo / 1,000')
0
5
10
15
20
25
1
2
3
4
5
6
7
8
9
10
11
12
Months
Earthstone Average
Delaware Basin Average

(1) Based on market data and publicly disclosed information as of August 18, 2023. Earthstone is unadjusted for Permian Resources' offer.
(2) Based on ESTE's management estimate of its total proved developed reserve volumes and values as of 5/1/23 utilizing NYMEX strip prices as of 5/24/23, plus Cawley, Gillespie and Associates' estimates of Novo total proved developed reserve volumes and values as of 5/1/23 utilizing NYMEX strip pricing as of 5/24/23, discounting cash flows at a rate of 10%. Earthstone's TEV is adjusted for Permian Resources' offer.
(3) Source: Enverus. Earthstone includes all Delaware Basin wells from 2021 through 2023; excludes Novo acquisition. Delaware Basin average includes all Delaware Basin wells placed online from 2021 through Q2 2023.

7

Eddy Lea West Eddy Hat Mesa East Lea Novo Significant Proven Delaware Basin Value with Material Upside Expanded Core Northern Delaware Position with Upside Hat Mesa Primary: 1st, 2nd and 3rd Bone Spring inventory immediately competes for capital Upside: 2nd Bone Spring Carb, 3rd Bone Spring Carb, Harkey Sand, Wolfcamp XY and Penn Shale ESTE Acreage PR Acreage PF Rigs Stateline Gross Net Proven Benches Upside Benches Low WPS Total DSUs Proven Locations Total Locations PDP Wells Proven Inventory Total Inventory WI, % Proven Locations Total Locations PDP Wells Proven Inventory Total Inventory West Eddy 2 2 4 20 160 320 19 141 301 60% 96 192 11 85 181 Novo 4 3 4 7 112 196 67 45 129 57% 64 112 38 26 73 Ranger 2 1 4 12 96 144 26 70 118 60% 58 86 16 42 71 East Lea 1 1 4 15 60 120 20 40 100 60% 36 72 12 24 60 Hat Mesa 1 1 4 8 32 64 36 - 28 60% 19 38 22 (2) 17 Stateline 5 2 4 5 100 140 36 64 104 60% 60 84 22 38 62 Total         - -   360 780         212 464 East Lea Primary: Strong performance from 2nd Bone Spring with material inventory left to develop Upside: 1st Bone Spring, 3rd Bone Spring, Deeper Wolfcamp Targets Stateline Primary: Developing 1st, 2nd and 3rd Bone Spring, Wolfcamp A and Wolfcamp B in some of the most prolific geology in the Delaware Basin Upside: Deep Wolfcamp and Penn Shale West Eddy Primary: Wolfcamp A / XY is well proven with strong returns and high net revenue interest (NRI) Upside: Multiple attractive targets across 2nd and 3rd Bone Spring Sands and the Wolfcamp B Novo Primary: Strong results to-date across 1st, 2nd and 3rd Bone Spring, Wolfcamp A and Wolfcamp B Upside: Strong tests and potential across Brushy Canyon, Avalon, Harkey Sand and Penn Shale

Substantial Synergies Across Combined Platform

Primary Synergies		Synergies Timing / Value	
Category	**Commentary**	**Timing**	**Annual Value**
DC&F	• Go-forward D&C savings driven by PR's peer-leading costs • Permian Resources delivering >10% lower Delaware costs per lateral foot	**Begins at closing**	**~$115 Million**
LOE + GP&T	• Identified tangible savings through enhanced production operations, personnel and contract services optimization and reduced midstream costs	**Begins in 2024**	
General & Administrative	• Combined team will be led by PR's executive management team, but will include key contributors from all parties	**Begins in 2024**	**~$30 Million**
Cost of Capital	• Accelerates progress toward investment grade credit profile • Potential to refinance Earthstone notes once callable	**Begins at closing**	**~$30 Million**

Total Estimated Annual Synergies of ~$175 Million

Additional Synergies	
Scale & Development Optimization	• Economies of scale will further improve cost structure over time • Ability to high-grade pro forma capital allocation across broader asset base in the Northern Delaware Basin • Earthstone's asset base will provide Permian Resources further opportunities to leverage its best-in-class ground game to drive value via grassroots acquisitions / leasing, swaps and trades

9

Leveraging Delaware Scale and Optimized Operations to Drive Synergies

Prioritizing Low-Cost Operations across a Broader Portfolio for Total Expected Operational, G&A and Financial Synergies of ~$175 Million Annually

Drilling Efficiencies[1]

LTM Average Drilled ft/day


~740
+51%
~1,120
EARTHSTONE Energy Inc.
PR

Completions Efficiencies[1]

LTM Average Completed ft/day


~1,470
+16%
~1,700
EARTHSTONE Energy Inc.
PR

PR is currently drilling and completing wells faster in the Delaware Basin with lower costs, resulting in improved capital efficiency

Lease Operating Expense[2]

Q2'23 Delaware LOE ($/BOE)


~$8.75
(37%)
$5.50
EARTHSTONE Energy Inc.
PR

Identified actionable Delaware projects to add meaningful value through reduced LOE

General & Administrative[3]

Q2'23 Cash G&A ($/BOE)


$1.27
(8%)
$1.17
EARTHSTONE Energy Inc.
PR

Identified ~$30 MM of cash G&A synergies, or ~50% of Earthstone's current total cash G&A

(1) Efficiency metrics reflect last twelve-month actuals for Delaware Basin wells.
(2) LOE reflects Q2'23 for the Delaware and excludes GP&T expense.
(3) Cash G&A metric reflects Q2'23 actuals.

10

63 / 80 / 72 245 / 126 / 42 119 / 120 / 123 188 / 192 / 190 233 / 204 / 183 202 / 202 / 203 295 / 192 / 0 236 / 220 / 172 Strong Balance Sheet with Enhanced Credit Profile Source: FactSet data as of August 18, 2023. Yield to worst for investment grade peers including Ovintiv, Marathon, Diamondback, and Coterra as of August 18, 2023. Reflects the aggregate principal amount and is not adjusted for unamortized debt issuance costs and discounts. Net debt-to-LQA EBITDAX, also referred to as “leverage" in this presentation, is a non-GAAP financial measure. Overview Maintains a strong pro forma balance sheet with significant financial flexibility Larger cash flow base, low leverage and no maturities until 2026 Secured a $500 MM commitment to increase aggregate lender commitments under the credit facility to $2.0 Bn Increased scale accelerates lower cost of capital and path to investment grade Intend to opportunistically term out RBL indebtedness Strong pro forma hedge position to support continued debt reduction Senior Unsecured Debt Maturity Profile ($mm)3 Average Senior Unsecured Note Yield to Worst1 Investment Grade2 ~150 bps YTW spread One step away from IG peers Potential improvement in combined business No near-term maturities Leverage at Closing4 Long-Term Leverage Target PF Liquidity at Closing  <1.0x 0.5 - 1.0x >$1 Bn PF

Framework for 2024 Capital Allocation Operational Overview Combined company operating 11 rigs, primarily focused on Delaware Basin Plan to continue Earthstone’s plan of having 1 of the 2 rigs currently in the Midland Basin shift to the Delaware Basin Preliminary 2024 Plan ~90% of capital allocated towards high rate-of-return projects in the Delaware Basin Predominantly focused on Lea, Eddy, Reeves and Ward Counties Delaware Basin activity to be slightly more weighted towards NM versus TX ~10% of capital allocated to Midland Basin Intend to harvest significant free cash flow while preserving options to maximize value Expect to operate ~1 rig, concentrated on oily acreage in Midland and Reagan Counties Other No change to re-investment strategy, focused on maximizing free cash flow in near to mid term Higher pro forma capital allocation to oilier-weighted assets expected to increase oil cut PR expects to maintain well productivity relative to FY 2023 No change to current return of capital framework Remain committed to distributing ≥50% of FCF after the base dividend through variable dividends and share repurchases Anticipate providing detailed FY’24 guidance early next year during normal budgeting cycle Key Priorities Increase Shareholder Value Increase Near-Term FCF Enhance Capital Efficiency Maximize Shareholder Returns Protect the Balance Sheet

Business Combination Magnifies Operating Scale PR ESTE Pro Forma PR Enterprise Value ($Bn) (2) $9.5 $4.5 $14.0 Total Production (MBoe/d) 166 133(1) ~300 Oil Mix (%) 51% 41% 46% Permian Net Acreage (000s) 180 223 403 (1) Source: Enverus. APA does not disclose Permian net acres. Lower Cost Structure Lower Cost of Capital Potential Higher Multiple Benefits of Scale: Permian Net Acres3 (M) 856 1,400 395 508 400 403 307 NA5 179 180 223 148 145 198 110 150 Permian Rigs4 25 24 17 15 15 11 5 4 3 6 5 6 5 2 2 2 Creating One of the Largest Producers in the Permian Basin Current Permian Basin Production (MBoe/d) – Q2 2023 PF Reflects the midpoint of Earthstone’s Q4 2023 guidance which includes the Novo acquisition that closed on August 15, 2023. Enterprise value is based on market data as of August 18, 2023 and reflects Permian Resources’ offer for Earthstone. Source: Company disclosures.

Compelling Value Proposition Continues with Premier Assets & Increased Scale Market data as of August 18, 2023. Assumes an Earthstone equity value of $2.7 Bn as of 8/18/2023 and the assumption of $1.8 Bn in net indebtedness as of 6/30/2023 pro forma for the acquisition of Novo. Premier asset quality and inventory depth Significant operational & financial scale Disciplined, differentiated growth Sustainable free cash flow generation Accelerated, robust shareholder return program Strong balance sheet and financial flexibility Commitment to ESG & sustainability Potential for Multiple Expansion vs. Permian Pure-Play Peers PF

Appendix

Continuing The Plan For Organized, Thoughtful Sponsor Ownership

Pro Forma Ownership

- Transaction provides for increased liquidity and trading volume
  - Pro forma public float increases ~38% to ~$4.7 Bn
- Maintains similar sponsor ownership levels
  - Sponsor ownership remains at ~45% of total shares outstanding[1]

Future Sponsor Ownership

- PR and its largest shareholders remain committed to ensuring an orderly and thoughtful path for liquidity to sponsors as desired over time
- In March 2023, PR executed successful secondary offering on behalf of NGP and Riverstone, simultaneously with a share repurchase
  - Provides roadmap to the market that allows for gradual rotation of shareholders without inhibiting future trading performance
- PR expects to replicate the success of the March effort for future sponsor sell-downs

Sponsor Ownership (%)[1]

Similar Sponsor Ownership %



44%
45%
Current PR
Pro Forma

Average Daily Trading Value ($ MM)

Increased Liquidity & Trading Volume



$75
$96
Current PR
Pro Forma

Pro Forma Ownership Structure[1,2]

High-Quality Sponsors



NGP ~13%
Pearl ~12%
Encap ~11%
Riverstone ~8%
Post Oak ~3%
Management ~7%
Public ~48%

% of Total Equity Owned by CEO[3,4]

Significant CEO Ownership



0.7%
4.3%
Peer Average
Pro Forma

(1) Based on basic total shares outstanding. Aggregate ownership does not foot due to rounding.
(2) Management ownership represents directors and management of Permian Resources.
(3) Peer group includes CPE, DVN, FANG, EOG, MGY, MTDR, OVV, PXD and SM.
(4) Sources: S&P Global, company filings and PR data as of August 18, 2023.

16

Continued Execution on Capital Return Strategy

Permian Resources is committed to distributing ≥50% of its quarterly FCF after the base dividend through variable dividends and share repurchases

Q2'23 Return of Capital:

✓ **BASE DIVIDEND**

- Base dividend paid quarterly at $0.05 / share
- Commitment to sustainable base dividend growth

✓ **VARIABLE DIVIDEND**

- Variable dividend of $0.05 / share, based on Q2'23 adj. free cash flow[1]

Permian Resources has returned ~$200 MM to shareholders through dividends and buybacks over the past four quarters

Cumulative Total Return of Capital[5] ($ / share)



$0.05
$0.10
$0.25
$0.05
$0.20
$0.35
$0.05
$0.30
Q3'22
Q4'22
Q1'23
Q2'23
Cash Dividend
Share Repurchases

Total Return of Capital	Q2'23
($'s in millions, except per share data)	
Adj. Free Cash Flow[1,2]	**$80**
Base Dividend ($ / Share)	$0.05
Shares Outstanding[3]	566
Base Dividend	$28
Adj. FCF less Base Dividend[1]	$51
Payout Ratio	50%
Target Variable Return of Capital	$26
Less Q2'23 Share Repurchases	$–
Variable Cash Dividend[4]	$28
Variable Cash Dividend ($ / Share)	$0.05
Total Cash Dividends	**$57**
Total Cash Dividends ($ / Share)	**$0.10**

Note: Return of capital figures may not sum due to rounding

(1) Adjusted free cash flow is a non-GAAP financial measure and excludes $4.4mm of merger and integration expense in Q2'23; a reconciliation of adjusted free cash flow included in the Appendix

(2) Utilizes cash capital expenditures paid during the period; please see the Appendix for more information regarding adjusted free cash flow using cash versus accrued total capital expenditures

(3) Represents shares of Class A and Class C common stock outstanding as of July 31, 2023

(4) Variable Cash Dividend based on actual $0.050 per share declared amount, rounded from implied cash variable return of $0.045 per share

(5) Total Return of Capital consists of variable dividend, base dividend and share repurchases

17

Combined Company is Well Positioned for Additional Index Inclusion

Total Market Capitalization[1] ($Bn)


$159 $76 $57 $56 $48 $34 $27 $23 $16 $14 $13 $10 $8 $7 $7 $7 $7 $5 $5 $4 $4 $4 $4 $3 $3 $2 $2 $2 $2 $2
COP EOG OXY PXD HES DVN FANG CTRA MRO APA OVV PF CIVI MTDR MUR CHRD MGY SM CPG CRC NOG ERF KOS CPE CRGY TALO GPOR HPK

Index Inclusion[2]

	COP	EOG	OXY	PXD	HES	DVN	FANG	CTRA	MRO	APA	OVV	PF	CIVI	MTDR	MUR	PR	CHRD	MGY	SM	CPG	CRC	NOG	ERF	KOS	CPE	CRGY		TALO	GPOR	HPK
S&P 500	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓																				
S&P MidCap 400											✓			✓	✓		✓													
S&P SmallCap 600													✓						✓		✓	✓			✓				✓	
Russell 1000	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓																			
Russell 2000												✓	✓	✓	✓	✓	✓	✓	✓		✓	✓		✓	✓	✓	✓	✓	✓	✓

Potential Benefits to Increased Index Exposure:

- ✓ Increased Visibility
- ✓ Enhanced Credibility
- ✓ Increased Liquidity and Trading Volumes
- ✓ Passive Investment Inflows
- ✓ Positive Price Impact

(1) Market data as of August 18, 2023.
(2) S&P Index constituent data from FactSet as of August 18, 2023, Russell Index constituent data per FTSE Russell as of August 18, 2023.

18

Pro Forma Hedge Book Overview1 As of August 16, 2023. Hedge Position Detail

Reconciliation of Free Cash Flow and Adjusted Free Cash Flow Free cash flow and Adjusted free cash flow are non-GAAP financial measures Free Cash Flow Reconciliation1 Based on Cash Capital Expenditures     Three Months Ended June 30,   ($ in thousands)   2023 2022   Net cash provided by operating activities $448,491 $294,979 Changes in working capital:     Accounts receivable 10,385 8,927 Prepaid and other assets 2,953 5,786 Accounts payable and other liabilities (15,306) (31,666) Operating cash flow before working capital changes   446,523 278,026   Less: Total cash capital expenditures incurred (371,271) (142,855) Free cash flow   $75,252 $135,171   Merger & integration expense 4,350 5,685 Adjusted free cash flow   $79,602 $140,856